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                                                                      EXHIBIT 23


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 12, 1999, related to the consolidated financial statements of Thomas Group, Inc. appearing in the 2000 Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the caption "Experts" in the Registration Statement.


                                       /s/ BDO Seidman, LLP
                                       --------------------
                                       BDO SEIDMAN, LLP


Dallas, Texas
April 2, 2001